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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

         DATE OF REPORT (date of earliest event reported): JULY 21, 1999



                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


            DELAWARE                    000-21336             94-3177293
(State or other jurisdiction of  (Commission File Number) (I.R.S. Employer
Incorporation or organization)                            Identification Number)


                               600 GALVESTON DRIVE
                             REDWOOD CITY, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 261-3000
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

     On July 21, 1999, The 3DO Company, a Delaware corporation, announced unaudited financial results for its first quarter ended June 30, 1999. Further details regarding this announcement are contained in the Company's press release dated July 21, 1999, attached as an exhibit hereto and incorporated by reference herein.


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

Exhibit Number         Description
--------------         -----------
99.1                   The 3DO Company Press Release, dated July 21, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THE 3DO COMPANY



                                           By:  /s/  James A. Cook
                                               ---------------------
                                                James A. Cook
                                                Executive Vice President,
                                                General Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit Number         Description
--------------         -----------
99.1                   The 3DO Company Press Release, dated July 21, 1999.